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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)           July 12, 2000
                                                 -------------------------------

                           FRISCH'S RESTAURANTS, INC.
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             (Exact name of registrant as specified in its charter)

                                      OHIO
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         (State or other jurisdiction of incorporation or organization)

              1-7323                                     31-0523213
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       (Commission File Number)             (I.R.S. Employer Identification No.)

 2800 GILBERT AVENUE, CINCINNATI, OHIO                     45206
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(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code        513-961-2660
                                                   -----------------------------



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Item 5.    Other Events.

              The Registrant wishes to report quarterly financial data for its fiscal year that ended May 28, 2000 that will be presented as prior year data in Forms 10-Q during fiscal year 2001. (See the page following the signature page.)


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                      FRISCH'S RESTAURANTS, INC.
                                                      --------------------------
                                                             (registrant)


DATE   July 12, 2000


                                                 BY /s/ DONALD H. WALKER
                                                    ----------------------------
                                                    Donald H. Walker
                                                    Vice President - Finance and
                                                    Principal Financial Officer


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FRISCH'S RESTAURANTS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF EARNINGS
(UNAUDITED)

                                                            Quarterly           Quarterly         Quarterly           Quarterly
                                                           (16 weeks)          (12 weeks)        (12 weeks)          (12 weeks)
                                                          September 19,       December 12,        March 5,             May 28,
                                                              1999                1999              2000                2000
                                                          -------------       ------------       -----------         -----------
REVENUE
Sales                                                      $48,522,690        $39,320,205        $37,215,596         $40,788,014
Other                                                          399,621            302,848            297,414             353,412
                                                           -----------        -----------        -----------         -----------
       Total revenue                                        48,922,311         39,623,053         37,513,010          41,141,426
COSTS AND EXPENSES
Cost of sales
       Food and paper                                       15,819,885         12,926,656         12,312,158          13,562,756
       Payroll and related                                  16,663,553         13,611,417         13,092,185          13,919,433
       Other operating costs                                10,488,625          8,367,638          7,653,550           7,720,448
                                                           -----------        -----------        -----------         -----------
                                                            42,972,063         34,905,711         33,057,893          35,202,637
Administrative and advertising                               2,840,590          2,061,973          2,003,134           2,319,281
Interest                                                       642,955            497,404            620,599             649,485
                                                           -----------        -----------        -----------         -----------
       Total costs and expenses                             46,455,608         37,465,088         35,681,626          38,171,403
                                                           -----------        -----------        -----------         -----------

       Earnings from continuing operations
       before income tax                                     2,466,703          2,157,965          1,831,384           2,970,023
       Income taxes                                            839,000            733,000            623,000           1,155,929
                                                           -----------        -----------        -----------         -----------
EARNINGS FROM CONTINUING OPERATIONS                          1,627,703          1,424,965          1,208,384           1,814,094

INCOME (LOSS) FROM DISCONTINUED OPERATIONS
(NET OF APPLICABLE TAX)                                        123,030             23,353           (353,699)            277,711
                                                           -----------        -----------        -----------         -----------
       NET EARNINGS                                        $ 1,750,733        $ 1,448,318        $   854,685         $ 2,091,805
                                                           ===========        ===========        ===========         ===========
Basic and diluted net earnings per share of common stock:
       Continuing operations                               $       .27        $       .25        $       .22         $       .34
       Discontinued operations                             $       .03        $       .00              -$.06         $       .04
                                                           -----------        -----------        -----------         -----------
                                                           $       .30        $       .25        $       .16         $       .38
                                                           ===========        ===========        ===========         ===========